Exhibit 99.1

2017 INVESTOR PRESENTATION Second Quarter | NASDAQ: MYRG

Forward - Looking Statements Various statements in this communication, including those that express a belief, expectation, or intention, as well as those tha t are not statements of historical fact, are forward - looking statements. The forward - looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward - lo oking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook, ” “ plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The fo rwa rd - looking statements in this communication speak only as of the date of this communication; we disclaim any obligation to update these statements (un les s required by securities laws), and we caution you not to rely on them unduly. We have based these forward - looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently sub ject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to pre dict and many of which are beyond our control. No forward - looking statement can be guaranteed and actual results may differ materially from those projected . Forward - looking statements in this communication should be evaluated together with the many uncertainties that affect MYR Group’s business, p art icularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10 - K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10 - Q or Current Reports on Form 8 - K. MYR Group Inc. Contact : Betty R. Johnson, Chief Financial Officer, 847 - 290 - 1891, investorinfo@myrgroup.com Investor Contact : Kristine Walczak , Dresner Corporate Services, 312.726.3600, kwalczak@dresnerco.com Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix │ Page 2 Investor Presentation │ August │ © 2017MYRGROUPINC . SAFE HARBOR STATEMENT

Company Overview Strategy Market Overview Financial Performance Investment Outlook Appendix │ Page 3 Investor Presentation │ August │ © 2017MYRGROUPINC . TABLE OF CONTENTS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 4 Investor Presentation │ August │ © 2017MYRGROUPINC . MYR: A MARKET LEADER POSITIONED FOR GROWTH Strong Market Position x A leader in Transmission & Distribution (T&D) – national x Growing presence in Commercial and Industrial (C&I) – regional x Broad geographic footprint with a strong presence in key growth markets x Network of more than 4,600 highly skilled employees that have built long - standing customer relationships across North America Favorable Industry Dynamics Support Growth x Current and planned spending by utilities and transmission developers remain high x Competitive transmission solicitations spurred by the FERC 1000 ruling x Growing need for additional transmission to deliver new generation of natural gas and renewable energy resources to load centers x Capitalize on federal and state programs for added infrastructure spending Numerous Competitive Differentiators x Superior performance on key operating metrics (safety, service/customer responsiveness) x Large, modern, centralized fleet, including extensive specialized equipment Solid Financial Performance x Growing revenues x A top performer with respect to return on investment metrics x Stable balance sheet to support growth Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Transmission & Distribution T&D Commercial & Industrial C&I │ Page 5 • Transmission up to 765kV • Overhead Distribution • Underground Distribution • Foundations & Caissons • Directional Boring • Substation & Collector Systems • EPC Services • PCS / Cellular Towers • Emergency Storm Response • Fiber Optics • Underground Gas Distribution • Educational / Medical Centers • Airports / Airfield Lighting • Data Centers • Bridge , Roadway, Tunnel Lighting • Government & Office Buildings • Building Automation & Controls • Telecommunications • Transportation / Traffic Signalization • Voice, Data & Video Systems • Industrial Facilities • Water & Wastewater Treatment Plants • Renovations and Major Additions • Technical Services • Power Plant Electrical Construction Investor Presentation │ August │ © 2017MYRGROUPINC . COMPREHENSIVE NORTH AMERICAN SERVICE OFFERINGS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $447 $622 $829 $722 $700 $795 $819 $0 $200 $400 $600 $800 $1,000 2010 2011 2012 2013 2014 2015 2016 Millions T&D Revenue T&D Revenue 10.6% CAGR $150 $158 $170 $180 $244 $267 $324 $0 $100 $200 $300 $400 2010 2011 2012 2013 2014 2015 2016 Millions C&I Revenue C&I Revenue 13.7% CAGR

│ Page 6 Investor Presentation │ August │ © 2017MYRGROUPINC . FUTURE GROWTH AND VALUE CREATION OPPORTUNITIES Organic Growth Strategic Acquisitions Prudent Capital Return Expand in new and existing markets that align with MYR’s core capabilities Continue to evaluate targeted, strategic acquisitions to expand business and hone operating expertise $20.0 million remaining under our $162.5 million Share Repurchase Program • Strategic expansion of MYR’s geographic footprint into new markets • Invest in additional fleet and labor resources to expand capacity • Leverage extensive bid knowledge and long - term customer relationships Organic Growth • Search for and evaluate strategic opportunities that achieve long - term growth objectives and leverage our core capabilities • Focus on acquisitions that meet clear, long - term return thresholds and are compatible with MYR’s own values and culture • Focus on integration of processes, people, technology and equipment Strategic Acquisitions • As of 07/12/16, a total of 6,024,978 shares have been repurchased at an average price of $23.64 per share, $20.0 millions is remaining under the $162.5 million Repurchase Program • MYR’s current share repurchase program will expire on August 15, 2017. On July 27, 2017 the Board of Directors approved a new $20 million share repurchase program that will begin when our current program expires. The new program will continue in effect through August 15, 2018 or until the authorized funds are exhausted. Prudent Capital Return Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR Group’s Strong Competitive Advantage x A dded 17 new locations during 2015 - 2016, including 8 locations added through three acquisitions x Modern fleet reduces downtime and protects our competitive edge x Centrally managed fleet allows for greater leverage of resources to effectively service nationwide footprint x Fleet investments increase our resource base to execute projects of all sizes and complexity │ Page 7 Investor Presentation │ August │ © 2017MYRGROUPINC . New Organic C&I Locations: Las Vegas, NV Colorado Springs, CO Seattle, WA Chino, CA Chino, CA Corpus Christi, TX Topeka, KS Winnipeg, MB, Canada Beckley, WV New Organic T&D Locations: Office Locations MYR NORTH AMERICAN COVERAGE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix New Acquired C&I Locations: Westbrook, ME Coquitlam, BC, Canada Vancouver, BC, Canada Nisku, AB, Canada Winnipeg, MB, Canada Auburn, ME Bloomfield , CT Morgan , UT New Acquired T&D Locations: 2015 - 2016 Acquired Office Expansion 2015 - 2016 MYR Group Organic Office Expansion Existing MYR Group Offices KEY TO OFFICE LOCATIONS

│ Page 8 • As of July 12, 2016, a total of 6,024,978 shares were repurchased at an average price of $23.64 per share • On July 28, 2016 the Board approved an extension of the Repurchase Program to August 15, 2017 and authorized an additional $20.0 million. $20.0 million remains under the $162.5 million program • MYR’s current share repurchase program will expire on August 15, 2017. On July 27, 2017 the Board of Directors approved a ne w $ 20 million share repurchase program that will begin when our current program expires. The new program will continue in effect th rou gh August 15, 2018 or until the authorized funds are exhausted. Investor Presentation │ August │ © 2017MYRGROUPINC . EXECUTING MYR’S CAPITAL RETURN STRATEGY Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $0.8 $9.8 $5.1 $1.8 $ - $6.9 $18.3 $26.7 $67.6 $5.5 $ - $ - $ - $10.5 $15.6 $17.5 $17.5 $24.3 $42.7 $69.4 $137.0 $142.5 $142.5 $142.5 $142.5 21.3 20.8 20.8 20.8 20.9 20.6 20.0 18.2 16.1 16.1 16.3 16.5 16.5 0.0 5.0 10.0 15.0 20.0 25.0 $- $20 $40 $60 $80 $100 $120 $140 $160 2014-Q2 2014-Q3 2014-Q4 2015-Q1 2015-Q2 2015-Q3 2015-Q4 2016-Q1 2016-Q2 2016-Q3 2016-Q4 2017-Q1 2017-Q2 Millions Share Repurchase Activity Qtr $ Cumulative $ Total Shares Out. on Filing Date $75 mil increase to program in Q1 2016 - Implemented a new purchasing price grid on 3/8/16 to accelerate stock repurchases.

│ Page 9 Investor Presentation │ August │ © 2017MYRGROUPINC . Geographic Expansion Enhance End Market Exposure Service Offering Expansion Grow Skilled Workforce 2015 - 2016 ACQUISITIONS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • Expanded presence in the western and midwestern U.S. electric T&D market • Established office in Morgan, UT • Full - service high voltage electrical contractor • Offers full - range of capabilities related to transmission, distribution and substation construction • Strengthens position to capture new T&D projects and clients throughout the West and Midwest • Extensive experience in the high voltage electrical construction industry • Expanded presence in the northeastern U.S . electrical market • Established offices in Westbrook, ME, Auburn, ME, and Bloomfield, CT • Strengthens electric T&D footprint in the northeast region • Significant substation expertise • Establishes C&I offering in the region • Strengthens position in the northeast, a region with excellent near and long - term growth potential • Highly experienced management team and skilled workforce • Expanded presence in the central and western regions of Canada • Established offices in Coquitlam, BC, Vancouver, BC, Winnipeg, MB, and Nisku, AB • Establishes a C&I and substation presence in the regions served • Significant transportation and hospital construction experience • Specializes in government and office buildings, including renovations and tenant build - out • Strengthens position across the central and western regions of Canada • Highly experienced management team and skilled workforce April 2015 November 2015 October 2016

│ Page 10 Source: U.S. Department of Energy | October 2016 Transmission Data Review Miles of Planned Transmission Lines Expected to be completed by 2020 “Planned […] refers to projects where: (a ) Permits have been approved (b ) A design is complete, or (c ) The project is necessary to meet a regulatory requirement” Investor Presentation │ August │ © 2017MYRGROUPINC . T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 11 Source: The C Three Group, 2016 North American Electric Distribution Market Forecast 2008 - 2020, September 2016 Historical and Projected Transmission Investment (Nominal Dollars) Source: EEI Transmission Projects: At A Glance, December 2016 “In 2015, EEI members’ total transmission investments reached approximately $20.1 billion (nominal $). As shown in the chart, year - over - year total transmission investment is projected to increase through 2017, when EEI estimates a peak at approximately $22.5 billion.” Transmission spending by electrical utilities driven by System Reliability Aging Electric Grid Connecting Renewables Plant Retirements Investor Presentation │ August │ © 2017MYRGROUPINC . T&D MARKET CONDITIONS REMAIN FAVORABLE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix U.S . investor - owned utilities project there should be a continued uptick from 2016 to 2017, and this growth should remain relatively constant for the remainder of the decade . Drivers for additional distribution spending Reliability Upgrades Aging Infrastructure Storm Hardening Housing Starts

C&I’s Strong $337.5MM Backlog as of 06/30/2017 is Driven by: Hospitals Data Centers Airport Projects Transportation Work Aerospace Water / Waste Water Upgrades │ Page 12 Investor Presentation │ August │ © 2017MYRGROUPINC . C&I MARKET IS GROWING… Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Associated General Contractors of America: “Private nonresidential construction spending inched up 0.1 percent for the month and increased 1.1 percent year - over - year. Public construction spending decreased 9.5 percent from June 2016 to June 2017. Construction spending in June totaled $1.206 trillion at a seasonally adjusted rate, a drop of 1.3 percent from the downwardly revised May total and up just 1.6 percent from a year earlier. Every public spending category recorded a decrease for the month and nearly all were lower than a year ago, while multifamily construction and several private nonresidential categories also declined or had smaller increases than previously.” Source : AGC Newsroom • August 1, 2017 Dodge Momentum Index – by McGraw - Hill Construction - 12 month leading indicator of construction spending for nonresidential building - 91% correlation between construction planning reports and the US Commerce Department’s Put in Place spending over the past 10 years Dodge Momentum Index The Dodge Momentum Index rose to 141.1 (2000=100) in March, up 1.1% from its revised May reading of 139.6, according to Dodge Data & Analytics. The commercial component of the Momentum Index decreased in May, though it is 11.8% higher than it was a year - ago, and the institutional component is 9.5% above a year ago. The overall Momentum Index is above their year - ago levels. Source : McGraw Hill Construction Press Release July 11, 2017

│ Page 13 Investor Presentation │ August │ © 2017MYRGROUPINC . STRONG LONG - TERM FINANCIAL PERFORMANCE Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $597 $780 $999 $903 $944 $1,062 $1,142 $1,283 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2010 2011 2012 2013 2014 2015 2016 2017 Q2 LTM Millions Revenue by Work Type Trans. Dist. C&I 12.5% CAGR $386 $398 $409 $434 $398 $411 $425 $451 $435 $475 $621 $689 $661 $632 $0 $100 $200 $300 $400 $500 $600 $700 $800 1 2 3 4 1 2 3 4 1 2 3 4 1 2 2014 2015 2016 2017 Millions Backlog Backlog 16.4% CAGR $43 $49 $81 $85 $92 $83 $79 $72 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016 2017 Q2 LTM Millions EBITDA * EBITDA 8.3% CAGR $0.78 $0.87 $1.60 $1.61 $1.69 $1.30 $1.23 $1.00 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 2010 2011 2012 2013 2014 2015 2016 2017 Q2 LTM Diluted EPS Diluted EPS 3.9% CAGR * For reconciliation of EBITDA to net income, see page 25

Source : S&P Capital IQ │ Page 14 Investor Presentation │ August │ © 2017MYRGROUPINC . Three - pronged approach to capital allocation – investing in organic growth, strategic acquisitions and capital returns – has driven strong financial performance Successful Execution of Strategy Investment in specialty equipment contributed to organic top - line revenue growth and supports future organic and acquisition growth INVESTMENT IN CAPEX SUPPORTED GROWTH INITIATIVES Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $21.9 $42.3 $37.2 $42.7 $39.0 $46.6 $25.4 $33.7 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $0 $25 $50 2010 2011 2012 2013 2014 2015 2016 2017 Q2 LTM Millions CAPEX Investment CAPEX Spend CAPEX % of Rev

• Little off - balance - sheet leverage • Limited goodwill • Modest Debt Leverage • Strong liquidity position • Substantial bonding capacity │ Page 15 Investor Presentation │ August │ © 2017MYRGROUPINC . BALANCE SHEET STRENGTH TO SUPPORT ADDITIONAL GROWTH Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix $(100) $- $100 $200 $300 2010 2011 2012 2013 2014 2015 2016 2017 Q2 Millions Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity $6.45 $7.45 $9.18 $10.96 $12.47 $13.28 $12.28 $12.54 $- $2 $4 $6 $8 $10 $12 $14 $16 2010 2011 2012 2013 2014 2015 2016 2017 Tangible Book Value Per Period End Share

Source : S&P Capital IQ - NM (Not Meaningful) reflects negative returns and is ignored for comparison purposes. 3 year average is from June 2015 – June 2017. Market Cap. As of 08/03/2017 * 3 year Average ROIC calculation for MTZ and PWR are for the period March 2015 – March 2017. 10 - Q filings not available to source data from. │ Page 16 Good, consistent steward of capital MYR continues to be a top performer with respect to return on investment metrics Since going public in August 2008, MYR has had no loss quarters, goodwill impairment charges or extraordinary losses Investor Presentation │ August │ © 2017MYRGROUPINC . STRONG FINANCIAL METRICS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix 12.8% 9.4% 5.6% 5.5% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% EME MYRG MTZ * PWR * WG 3 - Year Average ROIC 12.2% 8.4% 8.2% 7.0% NM 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% EME MTZ MYRG PWR WG 3 - Year Average ROE 3.07x 2.51x 1.61x 1.58x 1.15x 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 MTZ EME MYRG PWR WG Market to Book Value

MYRG - CAGR 7.49% EME - CAGR 10.94% PWR - CAGR 2.94% MTZ - CAGR 16.57% WG - CAGR (26.15%) -100.0% -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% 350.0% 400.0% Dividend Adjusted Stock Return (12/26/2007 - 08/03/2017) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return WG Div. Adj. Return │ Page 17 Investor Presentation │ August │ © 2017MYRGROUPINC . DELIVERING STRONG RETURNS Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix • MYR closed on its 144A private placement in December 2007; approximately 17.8 million shares of stock were sold at $ 13.00/share to qualified institutional buyers. MYR traded on FBR’s 144A portal from that date until it went public on August 12, 2008. The trading volume in the first month of going public was approximately 5.2 million shares and the closing prices ranged from $14.50/share to $16.60/share. Source : S&P Capital IQ Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ WG 12/26/2007 13.00$ 24.72$ 27.02$ 10.48$ 39.79$ 8/3/2017 26.02$ 67.05$ 35.70$ 45.75$ 2.16$ Div. Adj. Stock Return 100.2% 171.2% 32.1% 336.5% -94.6%

• Solid execution of corporate strategy has solidified MYR Group’s position as a market leader in large transmission line construction Proven Strategy Execution • Executive Management average 32 years of industry experience Experienced Management • Regulatory environment supports growth and market analysts expect escalated spending through year 2020 Positive Industry Outlook • Opportunities for organic, vertical, horizontal and geographic growth Favorable Growth Prospects • Strong equity base provides capacity to add leverage for additional potential acquisitions, organic growth and share repurchases Strong Financial Position • Centralization allows for greater efficiency and leverage of company resources Centralized Fleet and Corporate Operations │ Page 18 Investor Presentation │ August │ © 2017MYRGROUPINC . INVESTMENT OUTLOOK Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

Appendix │ Page 19 Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

│ Page 20 Investor Presentation │ August │ © 2017MYRGROUPINC . CORPORATE GOVERNANCE OVERVIEW EXPERIENCED BOARD WITH INDEPENDENT OVERSIGHT STRONG CORPORATE GOVERNANCE PRACTICES ▪ 9 of 10 directors are independent ▪ 6 of 10 directors have significant energy / utility experience ▪ Separate Chairman of the Board and CEO Positions ▪ Robust lead independent director role ▪ Audit, Compensation and Nominating / Governance committees comprised solely of independent directors ▪ Separate executive sessions of independent directors ▪ Annual Board evaluations ACCOUNTABILITY & RESPONSIVENESS ▪ h ▪ Board adopted majority voting for uncontested elections in December of 2015 based on input from shareholders ▪ Proactive investor relations outreach to ensure active, ongoing engagement Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix ▪ Majority voting standard for directors in uncontested elections ▪ No shareholder rights plan in place ▪ Effective executive compensation best practices ▪ Majority of CEO compensation is performance based

EXPERIENCED MANAGEMENT TEAM Experienced management team that averages more than 23 years with MYR Group and approximately 32 years in our industry Strong corporate culture focused on customer service and safety Invested in management team for the successful execution of large, multi - year projects │ Page 21 Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Name Job Title Years With MYR Years Industry Experience Richard S. Swartz President and Chief Executive Officer 34 34 Betty R. Johnson Senior VP, Chief Financial Officer and Treasurer 17 28 William A. Koertner Executive Chariman of the Board of Directors 18 38 Tod M. Cooper Senior VP, Chief Operating Officer T&D 26 28 Gerald B. Engen, Jr. Senior VP, Chief Legal Officer and Secretary 16 33 Jeff J. Waneka Senior VP, Chief Operating Officer C&I 25 32

MYR GROUP SERVICES Transmission Renewables Distribution Traffic Signalization Telecommunications Substation Foundations Industrial Storm Restoration EPC Commercial Smart Grid │ Page 22 Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

MYR GROUP CUSTOMER SAMPLE │ Page 23 Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix

EBITDA RECONCILIATION │ Page 24 Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quart ers and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating perform anc e or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly bas is. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreci ati on schedules when comparing our measures to our peers’ measures. ($ In Millions, Except Per Share Amounts)* LTM 2012 2013 2014 2015 2016 6/30/2017 6/30/2016 Net Income 34.3$ 34.8$ 36.5$ 27.3$ 21.4$ 16.4$ 19.5$ Interest Expense, net 0.8 0.7 0.6 0.7 1.3 2.0$ 0.8 Provision for Income Taxes 20.4 20.1 21.4 17.0 16.9 14.4$ 12.7 Depreciation and Amortization 25.2 29.2 33.5 38.0 39.2 38.9$ 39.4 EBITDA 80.7$ 84.8$ 92.0$ 83.0$ 78.8$ 71.7$ 72.4$ Diluted Weighted Average Shares Outstanding 21.2 21.4 21.5 21.0 17.5 16.4 19.8 EBITDA per Diluted Share 3.80$ 3.96$ 4.29$ 3.95$ 4.51$ 4.39$ 3.66$ Revenue 999.0$ 902.7$ 944.0$ 1,061.7$ 1,142.5$ 1,283.2$ 1,056.6$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization. EBITDA Margin 8.08% 9.39% 9.75% 7.82% 6.90% 5.59% 6.85%

FINANCIAL RATIO DEFINITIONS │ Page 25 S&P Capital IQ Disclaimer of Liability Notice . This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. Investor Presentation │ August │ © 2017MYRGROUPINC . Company Overview │ Strategy │ Market Overview │ Financial Performance │ Investment Outlook │ Appendix (Stockholders Equity - Goodwill - Intangibles) ÷ (End Balance of Common Stock + Avg. Common Stock Equivalents) = Tangible Book Value per Period End Share EBIT ( Earnings Before Interest, Taxes, inc. unusual items ) * (1-Effective Tax Rate) ÷ [Book Value (Total Stockholders' Equity [A]) + Net Debt] @ beginning of LTM = Return on Invested Capital LTM Net Income (including discontinued operations & minority interests) ÷ Total Stockholders Equity @ beginning of LTM = Return on Equity EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) ÷ Revenue = EBITDA Margin Market Capitalization (S&P Capital IQ as of 08/03/17) ÷ Book Value (Total Stockholders' Equity [A]) = Market to Book Value [A] Total Stockholders' Equity includes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics